UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

BENTLEY SYSTEMS, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-39548	95-3936623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 Stockton Drive
Exton, Pennsylvania		19341
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 458-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B Common Stock, $0.01 Par Value	BSY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Bentley Systems, Incorporated (the “Company”) held its 2026 Annual Meeting of Stockholders (“Annual Meeting”) on May 21, 2026. The matters voted upon and the final voting results were as stated below. Holders of the shares of the Company’s Class A Common Stock were entitled to 29 votes per share held as of the close of business on March 31, 2026 (the “Record Date”) and holders of the shares of the Company’s Class B Common Stock were entitled to one vote per share held as of the Record Date. Holders of the shares of Class A Common Stock and Class B Common Stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the Annual Meeting. The proposals related to each matter are described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 10, 2026. Each director will serve for the ensuing year and until his or her successor is duly elected and qualified.

Proposal No. 1 — Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
Gregory S. Bentley	509,993,099	42,342,860	12,658,376
Keith A. Bentley	510,461,626	41,874,333	12,658,376
Barry J. Bentley, Ph.D.	510,455,853	41,880,106	12,658,376
Raymond B. Bentley	511,130,312	41,205,647	12,658,376
Nicholas H. Cumins	514,633,583	37,702,376	12,658,376
Kirk B. Griswold	485,907,476	66,428,483	12,658,376
Janet B. Haugen	503,167,359	49,168,600	12,658,376
Brian F. Hughes	511,868,275	40,467,684	12,658,376

Proposal No. 2 — Advisory (Non-Binding) Vote to Approve the Compensation of the Company’s Named Executive Officers

				Broker
	Votes For	Votes Against	Abstentions (1)	Non-Votes (1)
Proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement.	532,030,070	18,740,829	1,565,060	12,658,376

(1)	Abstentions and broker non-votes have no effect on the outcome of the vote on this proposal.

Proposal No. 3 — Ratification of Independent Registered Public Accounting Firm

	Votes For	Votes Against	Abstentions
Proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026.	557,377,789	7,093,035	523,511

Item 8.01 Other Events.

On May 22, 2026, Bentley Systems, Incorporated announced that its Board of Directors declared a $0.07 per share dividend for the second quarter of 2026. The cash dividend will be payable on June 11, 2026 to all stockholders of record of Class A and Class B Common Stock as of the close of business on June 2, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated May 22, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bentley Systems, Incorporated

Date: May 26, 2026	By:	/s/ DAVID R. SHAMAN
	Name:	David R. Shaman
	Title:	Chief Legal Officer and Secretary